               Preliminary Marketing and Computational Materials
                  PeopleFirst.com Auto Receivables Owner Trust
                       Asset-Backed Notes, Series 1999-1


             $[56,000,000]   [TBD]% Class A-1 Notes, Series 1999-1
             $[42,000,000]   [TBD]% Class A-2 Notes, Series 1999-1
             $[18,197,000]   [TBD]% Class A-3 Notes, Series 1999-1


The information contained herein (the "Computational Materials") is provided by Prudential Securities Incorporated ("PSI") based on information regarding the collateral pool provided by PeopleFirst Finance, LLC. No representation is made by PSI as to the appropriateness, usefulness, accuracy or completeness of these materials or the assumptions on which they are based. These Computational Materials are preliminary and will be superseded by any subsequent computational materials and the prospectus.

All information and assumptions contained herein reflect PSI's assumptions as of this date and are subject to change. The actual characteristics and performance of the collateral will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials.

This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Any such offer, or solicitation of an offer, to buy or sell any security would be made pursuant to a prospectus which will contain material information not contained in these materials. Such prospectus will contain all material information in respect of any such security offered thereby and any decision to invest in such securities should be made solely in reliance upon such prospectus. Any capitalized terms used but not defined herein are to be read in conjunction with such prospectus. PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant, and tax advisor.

PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in the securities, commodities or derivative instruments thereon referred to here and may as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute an offer to buy or a solicitation of an offer to sell or buy securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments will be confined without the purchaser having received the prospectus with such confirmation.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                    Preliminary Background Information for
                 PeopleFirst.com Auto Receivables Owner Trust
                       Asset-Backed Notes, Series 1999-1



                              PRICING INFORMATION
                              -------------------


                             Class A-1                Class A-2                Class A-3
                             ---------                ---------                ---------
Approximate
Face Amount:                 [$56,000,000]            [$42,000,000]            [$18,197,000]

Expected Ratings
(Moody's/S&P):               [Aaa/AAA]                [Aaa/AAA]                [Aaa/AAA]

Coupon:                      [TBD]                    [TBD]                    [TBD]

Approximate
Price:                       [TBD]                    [TBD]                    [TBD]

Yield:                       [TBD]                    [TBD]                    [TBD]

Spread:                      [TBD] bps                [TBD] bps                [TBD] bps

Exp. Avg  Life
to Call:                     0.678 yrs                2.043 yrs                2.875 yrs

Exp. Avg Life
to Maturity:                 0.678 yrs                2.043 yrs                3.387 yrs

Expected 1st
Principal Pmt Date:          December 15, 1999        April 15, 2001           October 15, 2002

Exp. Maturity to Call:       April 15, 2001           October 15, 2002         October 15, 2002

Exp. Maturity:               April 15, 2001           October 15, 2002         June 15, 2004

Stated Maturity:             [February 15, 2002]      [August 15, 2003]        [June 15, 2005]

Pricing Speed:               1.5% ABS                 1.5% ABS                 1.5%  ABS

Pricing Date:                November [ ], 1999       November [ ], 1999       November [ ], 1999

Expected
Settle Date:                 November [30], 1999      November [30], 1999      November [30], 1999

Cut-off Date
(Opening of Business):       November 1, 1999         November 1, 1999         November 1, 1999

Dated Date:                  November [15], 1999      November [15], 1999      November [15], 1999

Pmt Delay:                   0 days                   0 days                   0 days

Interest Pmt:                30/360                   30/360                   30/360

Pmt Terms:                   Monthly                  Monthly                  Monthly

1st Interest
Payment Date:                December 15, 1999        December 15, 1999        December 15, 1999

Distribution:                Public                   Public                   Public
                             Offering                 Offering                 Offering

Settlement:                  Book Entry               Book Entry               Book Entry
                             (DTC)                    (DTC)                    (DTC)

ERISA Eligibility:           Yes                      Yes                      Yes

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCOPORATED ADVISOR IMMEDIATELY.

                    Preliminary Background Information for
                 PeopleFirst.com Auto Receivables Owner Trust
                      Asset-Backed Notes, Series 1999-1

Title of Securities:        PeopleFirst.com Auto Receivables Owner Trust 1999-I, Asset-
                            Backed Notes, Series 1999-1, [Class A-1 Notes, Class A-2
                            Notes and Class A-3 Notes] (collectively, the "Notes").

Securities Offered:         $[56,000,000], [TBD]% Class A-1 Notes;
                            $[42,000,000], [TBD]% Class A-2 Notes;
                            $[18,197,000], [TBD]% Class A-3 Notes.

Distribution and Form:      The Notes are being publicly offered. The Notes will be
                            available in Book Entry Form through DTC, Euroclear or CEDEL.

Minimum Denomination:       $1,000,000 and increments of $100,000.

Structure:                  The Notes will be sequential-pay and insured by FSA.

Collateral:                 The Transaction is collateralized by, among other things, a pool of consumer automobile installment sales contracts (the "Auto
                            Loans"), including the principal and interest payments due or to become due thereon after the Cut-off Date, and rights in and to the Collection Account and any other bank accounts
                            opened by the Issuer (each, an "Account").  Initially,
                            approximately $[118,568,922.70] of collateral will support the
                            Notes (the "Initial Collateral Balance").  Approximately
                            $[78,830,610.41] of Auto Loans will be deposited at closing and $[38,943,546.04] will be deposited in the Pre-Funding
                            Account.

Issuer:                     PeopleFirst.com Auto Receivables Owner Trust 1999-I,
                            a limited liability company, whose sole and managing member is [TBD], a bankruptcy-remote, special purpose corporation wholly-owned by PeopleFirst Finance, LLC.

Originator/Servicer:        PeopleFirst Finance, LLC ("PeopleFirst")

Servicing Fee:              50 bps

Bond Insurer:               Financial Security Assurance Inc. ("FSA" or the "Insurer")

Underwriters:               Prudential Securities
                            Barclays Capital

Trustee:                    Norwest Bank Minnesota, National Association

Cut-Off Date:               Opening of Business on [November 1, 1999]

Expected Pricing:           November [ ], 1999

Expected Settlement:        November [30], 1999

Determination Date:         The 5th Business Day immediately preceding such Payment
                            Date.

Payment Date:               The 15th day of each month (or if any such date is not a business day, on the first business day thereafter), commencing on
                            December 15, 1999.

Expected Ratings:                                   Moody's       Standard & Poors
                                                    -------       ----------------
                            Class A-1 Notes  --     Aaa           AAA
                            Class A-2 Notes  --     Aaa           AAA
                            Class A-3 Notes  --     Aaa           AAA

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                    Preliminary Background Information for
                 PeopleFirst.com Auto Receivables Owner Trust
                       Asset-Backed Notes, Series 1999-1

Flow of Funds:           On each Payment Date, the Indenture Trustee will use
                         the Available Funds (plus any amounts withdrawn from the Reserve Account [or the Yield Supplement Account] or drawn on the Policy, as applicable) to make the following payments from the Collection Account in the following order of priority:

                         From the Distribution Amount:
                         (i) To the Servicer, any accrued and unpaid Base Servicing Fee for the related calendar month and any Supplemental Servicing Fee for such month to the extent not retained by the Servicer;
                         (ii)   To the Indenture Trustee, the Owner Trustee, the
                                Backup Servicer or the Indenture Collateral
                                Agent, all accrued and unpaid fees and expenses due on a pro rata basis;
                         (iii) To the Noteholders' Distribution Account, the Noteholders' Interest Distributable Amount;
                         (iv) To the Noteholders' Distribution Account, the Noteholders' Principal Distributable Amount;
                         (v) To the Insurer, any amounts due and owing under the Insurance Agreement;

                         From the remaining Available Funds:
                         (vi) To the Reserve Account, the amount necessary to maintain the Reserve Account Required Amount;
                         (vii) To the Certificate Distribution Account, the Certificateholders' Distributable Amount;
                         (viii) To the Depositor, the remaining balance, if any,
                                in the Collection Account.

Available Funds:         For any Determination Date, the following amounts
                         related to the preceding Collection Period will be available for distribution:
                         (i)    The Collected Funds for the related Collection
                                Period;
                         (ii)   All Purchase Amounts deposited in the Collection
                                Account during the related Collection Period;
                         (iii)  All income received from investments of funds in
                                the Collection Account, the Reserve Account [and the Yield Supplement Account] during the related Collection Period.

Interest Payment Amount: The Class A-1, Class A-2 and Class A-3 Notes will bear interest at a fixed rate per annum, calculated on a 30/360 basis, and with respect to the first Payment Date, shall accrue from and including the Cut-off Date to but excluding, such Payment Date.

Principal Distributable
Amount: With respect to any Payment Date, will be an amount equal to the sum of the following amounts:
                         (i) the principal portion of all Collected Funds received during the immediately preceding calendar month including the principal portion of all prepayments;
                         (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related calendar month;
                         (iii) the principal portion of the Purchase Amounts received with respect to all Receivables that became Purchased Receivables during the related calendar month;
                         (iv) the Principal Balance of the Receivables that were required to be purchased by the Servicer during the related calendar month but were not purchased and,
                         (v) the aggregate amount of Cram Down Losses that have occurred during the related calendar month.

Charged-off Auto Loan:   With respect to any Collection Period, an Auto Loan (i)
                         that has been charged-off in accordance with the Originator's credit and collection policies or (ii) 90% or more of any scheduled payment on such Auto Loan is 123 days or more delinquent as of the end of such Collection Period.

Cram Down Losses:        If, during an insolvency proceeding, a court issued an
                         order which reduces the amount owed on an Auto Loan, a Cram Down Loss is the amount equal to such reduction in principal balance.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES ADVISOR IMMEDIATELY.

                    Preliminary Background Information for
                 PeopleFirst.com Auto Receivables Owner Trust
                       Asset-Backed Notes, Series 1999-1

Credit Enhancement:       Subordination, Reserve Account, Insurance Policy

Subordination:            The Certificates are subordinated to the Notes.
                          Initially, the Certificates shall represent [2%] of the Original Pool Balance.

Reserve Account:          Funds may be withdrawn from the Reserve Account on or
                          before each Payment Date to pay any Deficiency Claim
                          Amount for such Payment Date, including amounts needed to pay the Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount for such Payment Date.

                          On the Closing Date, the Transferor will make an initial deposit of cash into the Reserve Account in the amount of $[2,371,378.45]. The Reserve Account Required Amount balance will be the greater of (i) 3% of the Pool Balance as of the end of the preceding Collection Period and (ii) the Floor Amount; provided, however, that if any portfolio performance test specified in the Reserve Account Agreement is violated and not cured, the percentage in clause (i) above will equal 6%; and provided, further, that if an Insurance Agreement Event of Default has occurred, the Reserve Account Required Amount will be unlimited on such Payment Date.

                          The "Floor Amount" is equal to the lesser of (i) [2.0]% of the Original Pool Balance and (ii) the greater of (a) the outstanding principal balance of the Notes and (b) $100,000.

Yield Supplement
Account: Will be established by the Transferor for the benefit of the Noteholders.

Yield Supplement
Amount: With respect to any Payment Date, is equal to the product of one-twelth times the difference (if positive) between (x) the product of (1) the Principal Balance of the Receivables multiplied by (2) the Weighted Average Rate and (y) the product of (1) the Principal Balance of the Receivables multiplied by (2) the APR on the Receivables.

Pre-Funding Account:      On the Closing Date, a cash amount equal to
                          approximately $[38,943,546.04] will be deposited in an account which will be established with the Indenture
                          Trustee.

Funding Period:           The period from the Closing Date until the earliest of
                          (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000, (ii) the occurrence of a Servicer Default under the Sale and Servicing Agreement, or (iii) February 29, 2000.

Optional Redemption
(Full Redemption):        The Notes may be redeemed by the Transferor, in whole
                          but not in part, at par plus accrued interest on any Payment Date on which the outstanding Pool Balance is less than or equal to 15% of the Original Pool
                          Balance.

Tax Status:               The Notes will be characterized as debt for federal
                          income tax purposes. Please see the Prospectus for a full description of the tax characterization of the Notes.

ERISA Eligible:           The acquisition of the Notes by an employee benefit
                          plan subject to the Employee Retirement Income
                          Security Act of 1974, as amended ("ERISA") or the provisions of Section 4975 of the Code (a "Plan"), is permissible if the proposed acquisition would not result in a prohibited transaction under ERISA or the Code or if the transaction qualifies for a statutory or administrative exemption. If the proposed acquisition does not qualify for an exemption, such acquisition could result in a prohibited transaction under ERISA or Section 4975 of the Code. If, by virtue of such acquisition, assets held by the Issuer and pledged to the Trustee were deemed to be assets of the Plan, the Issuer or other parties may be considered to be a fiduciary with respect to any Plan. Therefore, the acquisition and transfer of the Notes are subject to certain restrictions.

                          The Indenture provides that each prospective initial Noteholder acquiring the Notes, each prospective transferee acquiring the Notes, and each prospective owner (or transferee thereof) of a beneficial interest in the Notes (each a "Prospective Owner") will be deemed to have represented and warranted to the Originator, the Servicer, the Issuer, the Trustee and any successor Servicer that either (1) the Prospective Owner is not a Plan and the Prospective Owner is not directly or indirectly acquiring the Offered Notes on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) the proposed acquisition and holding will not give rise to a transaction described in Section 406(a) of ERISA or Section 4975(e)(l) of the Code for which a statutory or administrative exemption is unavailable. See "ERISA Considerations" in the Prospectus.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                    Preliminary Background Information for
                 PeopleFirst.com Auto Receivables Owner Trust
                       Asset-Backed Notes, Series 1999-1


                      BOND A1 AAA CLASS TO CALL/MATURITY

CURRENT BALANCE: $56,000,000.00
ORIGINAL BALANCE: $56,000,000.00

DATED DATE: 11/30/99
FIRST PAYMENT: 12/15/99
YIELD TABLE DATE: 11/30/99


                            BOND A1 BE-YIELD TABLE

                               PREPAYMENT SPEED



                   1.50%  0.00%  1.00%  1.30%  1.70%  2.00%
PRICE               ABS    ABS    ABS    ABS    ABS    ABS
99-24              6.713  6.560  6.654  6.688  6.738  6.779
99-24+             6.688  6.545  6.633  6.665  6.712  6.750
99-25              6.663  6.530  6.612  6.642  6.686  6.721
99-25+             6.639  6.515  6.591  6.619  6.660  6.693
99-26              6.614  6.500  6.571  6.596  6.634  6.664
99-26+             6.590  6.485  6.550  6.573  6.607  6.635
99-27              6.566  6.470  6.529  6.550  6.581  6.607
99-27+             6.541  6.455  6.508  6.527  6.555  6.578

99-28              6.517  6.440  6.487  6.504  6.529  6.549
99-28+             6.492  6.425  6.467  6.482  6.503  6.521
99-29              6.468  6.411  6.446  6.459  6.477  6.492
99-29+             6.443  6.396  6.425  6.436  6.451  6.464
99-30              6.419  6.381  6.404  6.413  6.425  6.435
99-30+             6.394  6.366  6.383  6.390  6.399  6.407
99-31              6.370  6.351  6.363  6.367  6.373  6.378
99-31+             6.346  6.336  6.342  6.344  6.347  6.350

100-00             6.321  6.321  6.321  6.321  6.321  6.321
100-00+            6.297  6.307  6.301  6.298  6.295  6.293
100-01             6.272  6.292  6.280  6.275  6.269  6.264
100-01+            6.248  6.277  6.259  6.253  6.243  6.236
100-02             6.224  6.262  6.238  6.230  6.217  6.207
100-02+            6.199  6.247  6.218  6.207  6.191  6.179
100-03             6.175  6.232  6.197  6.184  6.165  6.150
100-03+            6.151  6.217  6.176  6.161  6.139  6.122

100-04             6.126  6.203  6.156  6.138  6.114  6.093
100-04+            6.102  6.188  6.135  6.116  6.088  6.065
100-05             6.078  6.173  6.114  6.093  6.062  6.036
100-05+            6.053  6.158  6.094  6.070  6.036  6.008
100-06             6.029  6.143  6.073  6.047  6.010  5.980
100-06+            6.005  6.129  6.052  6.024  5.984  5.951
100-07             5.980  6.114  6.032  6.002  5.958  5.923
100-07+            5.956  6.099  6.011  5.979  5.932  5.895

First Payment      0.042  0.042  0.042  0.042  0.042  0.042
Average Life       0.678  1.132  0.801  0.724  0.635  0.577
Last Payment       1.375  2.208  1.625  1.458  1.292  1.208
Mod. Dur. @ 100-00 0.639  1.049  0.752  0.681  0.600  0.547
Accrued Interest   0.260  0.260  0.260  0.260  0.260  0.260

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER, IF YOU DID NOT RECEIVE SUCH A DISCLAIMER. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                    Preliminary Background Information for
                 PeopleFirst.com Auto Receivables Owner Trust
                       Asset-Backed Notes, Series 1999-1


                      BOND A2 AAA CLASS TO CALL/MATURITY

CURRENT BALANCE: $42,000,000.00
ORIGINAL BALANCE: $42,000,000.00

DATED DATE: 11/30/99
FIRST PAYMENT: 12/15/99
YIELD TABLE DATE: 11/30/99

                            BOND A2 BE-YIELD TABLE

                               PREPAYMENT SPEED


                               1.50%  0.00%  1.00%  1.30%  1.70%  2.00%
PRICE                          ABS    ABS    ABS    ABS    ABS    ABS

99-24                          6.837  6.800  6.820  6.830  6.845  6.859
99-24+                         6.828  6.794  6.813  6.821  6.836  6.849
99-25                          6.820  6.788  6.805  6.813  6.827  6.839
99-25+                         6.811  6.781  6.798  6.805  6.818  6.829
99-26                          6.803  6.775  6.790  6.797  6.809  6.819
99-26+                         6.795  6.769  6.783  6.789  6.800  6.810
99-27                          6.786  6.763  6.776  6.781  6.791  6.800
99-27+                         6.778  6.757  6.768  6.773  6.782  6.790

99-28                          6.769  6.751  6.761  6.765  6.773  6.780
99-28+                         6.761  6.745  6.753  6.757  6.764  6.770
99-29                          6.752  6.738  6.746  6.749  6.755  6.760
99-29+                         6.744  6.732  6.739  6.741  6.746  6.751
99-30                          6.735  6.726  6.731  6.733  6.737  6.741
99-30+                         6.727  6.720  6.724  6.725  6.728  6.731
99-31                          6.718  6.714  6.716  6.717  6.719  6.721
99-31+                         6.710  6.708  6.709  6.709  6.710  6.711

100-00                         6.701  6.702  6.702  6.702  6.701  6.701
100-00+                        6.693  6.695  6.694  6.694  6.693  6.692
100-01                         6.685  6.689  6.687  6.686  6.684  6.682
100-01+                        6.676  6.683  6.679  6.678  6.675  6.672
100-02                         6.668  6.677  6.672  6.670  6.666  6.662
100-02+                        6.659  6.671  6.665  6.662  6.657  6.652
100-03                         6.651  6.665  6.657  6.654  6.648  6.643
100-03+                        6.642  6.659  6.650  6.646  6.639  6.633

100-04                         6.634  6.652  6.642  6.638  6.630  6.623
100-04+                        6.626  6.646  6.635  6.630  6.621  6.613
100-05                         6.617  6.640  6.628  6.622  6.612  6.603
100-05+                        6.609  6.634  6.620  6.614  6.603  6.594
100-06                         6.600  6.628  6.613  6.606  6.594  6.584
100-06+                        6.592  6.622  6.605  6.598  6.585  6.574
100-07                         6.583  6.616  6.598  6.590  6.576  6.564
100-07+                        6.575  6.610  6.591  6.582  6.567  6.555

First Payment                  1.375  2.208  1.625  1.458  1.292  1.208
Average Life                   2.043  2.886  2.357  2.170  1.919  1.741
Last Payment                   2.875  3.542  3.208  2.958  2.708  2.458
Mod.Dur. @ 100-00              1.845  2.539  2.107  1.951  1.740  1.588
Accrued Interest               0.275  0.275  0.275  0.275  0.275  0.275


The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                           BOND A3 AAA CLASS TO CALL

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOU PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                    Preliminary Background Information for
                 PeopleFirst.com Auto Receivables Owner Trust
                       Asset-Backed Notes, Series 1999-1



CURRENT BALANCE: $18,197,000.00
ORIGINAL BALANCE: $18,197,000.00

DATED DATE: 11/30/99
FIRST PAYMENT: 12/15/99
YIELD TABLE DATE: 11/30/99

                        BOND A3 BE-YIELD TABLE TO CALL

                               PREPAYMENT SPEED


                   1.50%     0.00%    1.00%    1.30%    1.70%    2.00%
PRICE               ABS       ABS      ABS      ABS      ABS      ABS
99-24              7.047     7.029    7.038    7.042    7.053    7.062
99-24+             7.041     7.024    7.032    7.037    7.046    7.055
99-25              7.035     7.019    7.027    7.031    7.040    7.048
99-25+             7.029     7.014    7.021    7.025    7.033    7.041
99-26              7.023     7.009    7.016    7.019    7.027    7.034
99-26+             7.016     7.004    7.010    7.013    7.020    7.027
99-27              7.010     6.999    7.004    7.007    7.014    7.020
99-27+             7.004     6.994    6.999    7.001    7.007    7.012

99-28              6.998     6.989    6.993    6.995    7.001    7.005
99-28+             6.992     6.984    6.988    6.989    6.994    6.998
99-29              6.985     6.979    6.982    6.984    6.987    6.991
99-29+             6.979     6.973    6.976    6.978    6.981    6.984
99-30              6.973     6.968    6.971    6.972    6.974    6.977
99-30+             6.967     6.963    6.965    6.966    6.968    6.970
99-31              6.961     6.958    6.960    6.960    6.961    6.963
99-31+             6.955     6.953    6.954    6.954    6.955    6.955

100-00             6.948     6.948    6.948    6.948    6.948    6.948
100-00+            6.942     6.943    6.943    6.942    6.942    6.941
100-01             6.936     6.938    6.937    6.937    6.935    6.934
100-01+            6.930     6.933    6.932    6.931    6.929    6.927
100-02             6.917     6.923    6.920    6.919    6.916    6.913
100-03             6.911     6.918    6.915    6.913    6.909    6.906
100-03+            6.905     6.913    6.909    6.907    6.903    6.898

100-04             6.899     6.908    6.904    6.901    6.896    6.891
100-04+            6.893     6.903    6.898    6.896    6.890    6.884
100-05             6.887     6.898    6.892    6.890    6.883    6.877
100-05+            6.880     6.893    6.887    6.884    6.877    6.870
100-06             6.874     6.888    6.881    6.878    6.870    6.863
100-06+            6.868     6.883    6.876    6.872    6.864    6.856
100-07             6.862     6.878    6.870    6.866    6.857    6.849
100-07+            6.856     6.873    6.865    6.860    6.851    6.842

First Payment      2.875     3.542    3.208    2.958    2.708    2.458
Average Life       2.875     3.624    3.208    3.040    2.708    2.458
Last Payment       2.875     3.625    3.208    3.042    2.708    2.458
Mod.Dur. @100-00   2.523     3.103    2.784    2.653    2.390    2.187
Accrued Interest   0.285     0.285    0.285    0.285    0.285    0.285


The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                    Preliminary Background Information for
                 PeopleFirst.com Auto Receivables Owner Trust
                       Asset-Backed Notes, Series 1999-1

                         BOND A3 AAA CLASS TO MATURITY


CURRENT BALANCE: $18,197,000.00
ORIGINAL BALANCE: $18,197,000.00

DATED DATE: 11/30/99
FIRST PAYMENT: 12/15/99
YIELD TABLE DATE: 11/30/99

                      BOND A3 BE-YIELD TABLE TO MATURITY

                               PREPAYMENT SPEED

                               1.50%       0.00%      1.00%      1.30%      1.70%      2.00%
PRICE                           ABS         ABS        ABS        ABS        ABS        ABS
99-24                          7.034       7.024      7.028      7.031      7.038      7.046
99-24+                         7.029       7.019      7.023      7.026      7.032      7.040
99-25                          7.023       7.014      7.018      7.021      7.027      7.034
99-25+                         7.018       7.010      7.013      7.016      7.021      7.028
99-26                          7.013       7.005      7.008      7.010      7.015      7.022
99-26+                         7.007       7.000      7.003      7.005      7.010      7.016
99-27                          7.002       6.995      6.998      7.000      7.004      7.009
99-27+                         6.996       6.991      6.993      6.995      6.999      7.003

99-28                          6.991       6.986      6.988      6.990      6.993      6.997
99-28+                         6.986       6.981      6.983      6.985      6.987      6.991
99-29                          6.980       6.977      6.978      6.979      6.982      6.985
99-29+                         6.975       6.972      6.973      6.974      6.976      6.979
99-30                          6.970       6.967      6.968      6.969      6.971      6.973
99-30+                         6.964       6.962      6.963      6.964      6.965      6.967
99-31                          6.959       6.958      6.958      6.959      6.960      6.961
99-31+                         6.954       6.953      6.953      6.954      6.954      6.954

100-00                         6.948       6.948      6.948      6.948      6.948      6.948
100-00+                        6.943       6.944      6.943      6.943      6.943      6.942
100-01                         6.938       6.939      6.938      6.938      6.937      6.936
100-01+                        6.932       6.934      6.933      6.933      6.932      6.930
100-02                         6.927       6.930      6.928      6.928      6.926      6.924
100-02+                        6.922       6.925      6.923      6.923      6.920      6.918
100-03                         6.916       6.920      6.919      6.917      6.915      6.912
100-03+                        6.911       6.915      6.914      6.912      6.909      6.906

100-04                         6.906       6.911      6.909      6.907      6.904      6.900
100-04+                        6.900       6.906      6.904      6.902      6.898      6.893
100-05                         6.895       6.901      6.899      6.897      6.893      6.887
100-05+                        6.890       6.897      6.894      6.892      6.887      6.881
100-06                         6.884       6.892      6.889      6.886      6.881      6.875
100-06+                        6.879       6.887      6.884      6.881      6.876      6.869
100-07                         6.874       6.883      6.879      6.876      6.870      6.863
100-07+                        6.868       6.878      6.874      6.871      6.865      6.857

First Payment                  2.875       3.542      3.208      2.958      2.708      2.458
Average Life                   3.387       3.906      3.661      3.516      3.224      2.917
Last Payment                   4.542       4.542      4.542      4.542      4.542      4.125
Mod.Dur. @ 100-00              2.918       3.312      3.128      3.017      2.793      2.553
Accrued Interest               0.285       0.285      0.285      0.285      0.285      0.285




The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                    Preliminary Background Information for
                 PeopleFirst.com Auto Receivables Owner Trust
                       Asset-Backed Notes, Series 1999-1

________________________________________________________________________________

     -  PEOPLEFIRST 99-1
     -  Cut Off Date of Tape is  10/31/99
     -  $78,830,610.41
     -  Auto Loan Summary Report
-------------------------------------------------------------------------------
Number of Auto Loans:                                                     4,742

Aggregate Unpaid Principal Balance:                              $78,830,610.41
Aggregate Original Principal Balance:                            $90,369,879.85

Weighted Average Gross Coupon:                                           7.204%
Gross Coupon Range:                                           6.740% -   8.300%
-------------------------------------------------------------------------------
Average Unpaid Principal Balance:                                    $16,623.92
Average Original Principal Balance:                                  $19,057.33

Maximum Unpaid Principal Balance:                                    $71,580.54
Minimum Unpaid Principal Balance:                                     $3,432.25

Maximum Original Principal Balance:                                  $75,000.00
Minimum Original Principal Balance:                                   $6,000.00

Weighted Avg. Rem. Term:                                                 48.721
Computed Rem Term Range:                                       9.000 -   59.000

Weighted Average Age (Original Term - Rem Term):                          7.015
Age Range:                                                     1.000 -   15.000

Weighted Average Original Term:                                          55.735
Original Term Range:                                          12.000 -   60.000

Weighted Average Borrower FICO:                                         761.396
Borrower FICO Range:                                         656.000 -  851.000
-------------------------------------------------------------------------------

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                    Preliminary Background Information for
                 PeopleFirst.com Auto Receivables Owner Trust
                       Asset-Backed Notes, Series 1999-1



                            GEOGRAPHIC DISTRIBUTION


                                                    Percentage of
                                    Aggregate       Cut-Off Date
                    Number of        Unpaid           Aggregate
                       Auto         Principal         Principal
State                 Loans          Balance           Balance
AL                       62       $ 1,047,169.98         1.33
AR                       44       $   697,698.22          .89
AZ                      112       $ 1,937,189.12         2.46
CA                    1,162       $20,952,623.08        26.58
CO                      115       $ 1,786,969.88         2.27
CT                      108       $ 1,707,748.20         2.17
DC                        4       $    63,435.75          .08
FL                      244       $ 3,890,410.21         4.94
GA                      159       $ 2,600,689.69         3.30
IA                       37       $   527,307.50          .67
ID                       24       $   395,251.22          .50
IN                       56       $   747,845.64          .95
KS                       71       $ 1,222,337.61         1.55
KY                       41       $   684,125.41          .87
MA                      162       $ 2,580,367.84         3.27
MD                       15       $   226,614.77          .29
ME                       17       $   239,673.49          .30
MI                      132       $ 2,027,209.86         2.57
MN                       98       $ 1,596,835.24         2.03
MO                      104       $ 1,562,807.80         1.98
MT                       19       $   373,464.01          .47
NC                       91       $ 1,404,315.60         1.78
NE                       35       $   505,890.93          .64
NJ                      209       $ 3,844,226.55         4.88
NM                       38       $   511,849.10          .65
NY                      376       $ 5,981,809.32         7.59
OH                      189       $ 2,810,467.49         3.57
OK                       25       $   397,967.86          .50
OR                       95       $ 1,551,467.55         1.97
RI                        2       $    19,262.67          .02
SC                       26       $   396,194.24          .50
TN                        9       $   144,323.54          .18
TX                      416       $ 7,497,134.77         9.51
UT                       16       $   221,459.77          .28
VA                      153       $ 2,292,424.56         2.91
WA                      167       $ 2,868,705.15         3.64
WI                       84       $ 1,129,678.48         1.43
WV                       25       $   385,658.31          .49
-------------------------------------------------------------------------
Total..............   4,742       $78,830,610.41       100.00%
-------------------------------------------------------------------------


                               COLLATERAL TYPE


                                                   Percentage of
                                    Aggregate       Cut-Off Date
                    Number of        Unpaid          Aggregate
                       Auto         Principal         Principal
Collateral Type       Loans          Balance           Balance

New                   2,520       $48,512,530.69        61.54
Used                  1,015       $13,819,324.82        17.53
Other                 1,207       $16,498,754.90        20.93
----------------------------------------------------------------------------
Total................ 4,742       $78,830,610.41        100.00%
----------------------------------------------------------------------------

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                    Preliminary Background Information for
                 PeopleFirst.com Auto Receivables Owner Trust
                       Asset-Backed Notes, Series 1999-1


                           CURRENT AUTO LOAN AMOUNT

                                                                Percentage of
                                                Aggregate        Cut-Off Date
                                Number of        Unpaid           Aggregate
             Current              Auto          Principal         Principal
          Auto Loan Amt.          Loans          Balance           Balance
           0.01 -   5,000.00         34      $   147,691.42           .19
       5,000.01 -  10,000.00        855      $ 6,850,581.70          8.69
      10,000.01 -  15,000.00      1,372      $17,280,069.52         21.92
      15,000.01 -  20,000.00      1,210      $20,926,082.67         26.55
      20,000.01 -  25,000.00        690      $15,412,623.42         19.55
      25,000.01 -  30,000.00        328      $ 8,960,101.01         11.37
      30,000.01 -  35,000.00        145      $ 4,664,763.61          5.92
      35,000.01 -  40,000.00         50      $ 1,861,182.75          2.36
      40,000.01 -  45,000.00         34      $ 1,439,570.90          1.83
      45,000.01 -  50,000.00         12      $   574,034.26           .73
      50,000.01 and greater          12      $   713,909.15           .91
--------------------------------------------------------------------------------
Total..............               4,742      $78,830,610.41        100.00%
================================================================================


                                 INTEREST RATE

                                                                Percentage of
                                                Aggregate        Cut-Off Date
                                Number of        Unpaid           Aggregate
        Annual Percentage         Auto          Principal         Principal
            Rate Range            Loans         Balance            Balance
      6.501 -  6.750                235      $ 4,130,632.31          5.24
      6.751 -  7.000              2,007      $39,595,625.83         50.23
      7.001 -  7.250                365      $ 5,980,458.07          7.59
      7.251 -  7.500              1,044      $14,441,241.88         18.32
      7.501 -  7.750                853      $11,662,267.66         14.79
      7.751 -  8.000                144      $ 1,864,568.54          2.37
      8.001 -  8.250                 88      $ 1,067,382.29          1.35
      8.251 -  8.500                  6      $    88,433.83           .11
--------------------------------------------------------------------------------
Total..............               4,742      $78,830,610.41        100.00%
================================================================================


                                REMAINING TERM

                                                                Percentage of
                                                Aggregate        Cut-Off Date
                                Number of        Unpaid           Aggregate
                                  Auto          Principal         Principal
        Remaining Term            Loans          Balance           Balance
      7 - 12                         12      $    72,461.61           .09
     13 - 18                         20      $   181,402.04           .23
     19 - 24                        101      $   889,872.36          1.13
     25 - 30                        223      $ 2,427,133.12          3.08
     31 - 36                        382      $ 4,645,253.14          5.89
     37 - 42                        479      $ 6,813,547.35          8.64
     43 - 48                        951      $14,845,937.17         18.83
     49 - 54                      1,373      $25,417,522.91         32.24
     55 - 60                      1,201      $23,537,480.71         29.86
--------------------------------------------------------------------------------
Total..............               4,742      $78,830,610.41        100.00%
================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                    Preliminary Background Information for
                 PeopleFirst.com Auto Receivables Owner Trust
                       Asset-Backed Notes, Series 1999-1


                                REMAINING TERM

                                                                Percentage of
                                                Aggregate        Cut-Off Date
                                Number of        Unpaid           Aggregate
                                  Auto          Principal         Principal
        Original Term             Loans          Balance           Balance
      7 - 12                          1      $    11,375.09           .01
     13 - 18                          2      $    11,401.16           .01
     19 - 24                         44      $   400,491.60           .51
     25 - 30                         14      $   118,395.34           .15
     31 - 36                        462      $ 5,167,334.62          6.55
     37 - 42                         56      $   562,573.06           .71
     43 - 48                      1,047      $14,875,891.68         18.87
     49 - 54                         34      $   455,391.98           .58
     55 - 60                      3,082      $57,227,755.88         72.60
--------------------------------------------------------------------------------
Total..............               4,742      $78,830,610.41        100.00%
================================================================================


                                 LOAN PURPOSE

                                                                Percentage of
                                                Aggregate        Cut-Off Date
                                Number of        Unpaid           Aggregate
                                  Auto          Principal         Principal
       Loan Purpose               Loans          Balance           Balance
      LBO                           444      $ 5,948,919.54          7.55
      New                         2,520      $48,512,530.69         61.54
      ReFi                          763      $10,549,835.36         13.38
      Used                        1,015      $13,819,324.82         17.53
--------------------------------------------------------------------------------
Total..............               4,742      $78,830,610.41        100.00%
================================================================================




Further          Banking: Jonathan C. Clark (212-778-2960), John J. Kim (212-
                 778-1833),

Information:     Caroline Owen (212-778-8038)
                 Trading: Greg Richter or Rob Karr (212-778-2741)
                 FSG: Lina Hsu (212-778-1451), Martha Slater (212-778-8261),
                 Wendy Liu (212-778-4876)


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED ADVISOR IMMEDIATELY.

                                      13